UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 4, 2014

IDENIX PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-49839	45-0478605
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

320 Bent Street, Cambridge, MA	02141
(Address of principal executive offices)	(Zip Code)

(617) 995-9800

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Introductory Note.

As previously disclosed in the Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) by Idenix Pharmaceuticals, Inc., a Delaware corporation (the “Company”), on June 9, 2014, the Company previously entered into an agreement and plan of merger, dated as of June 8, 2014 (the “Merger Agreement”), with Merck & Co., Inc., a New Jersey corporation (“Parent”), and Imperial Blue Corporation, a Delaware corporation and a wholly owned subsidiary of Parent (“Merger Sub”). Pursuant to the Merger Agreement, on June 20, 2014, Merger Sub commenced a tender offer (the “Offer”) to acquire all of the outstanding shares of common stock, par value $0.001 per share, of the Company (“Shares”), for $24.50 per Share (the “Offer Price”), net to the seller in cash but subject to any applicable withholding taxes, upon the terms and subject to the conditions set forth in the offer to purchase, dated June 20, 2014 (as amended or supplemented), and the related letter of transmittal.

The Offer expired at 5:00 P.M. Eastern time on August 4, 2014 (the “Expiration Date”). Computershare Trust Company, N.A., the depositary for the Offer, advised Parent and Merger Sub that, as of the Expiration Date, a total of 131,693,787 Shares had been validly tendered and not properly withdrawn pursuant to the Offer (not including Shares tendered pursuant to notices of guaranteed delivery which had not been delivered to the depositary prior to the Expiration Date), which tendered Shares represented approximately 82.5% of the outstanding Shares on a fully diluted basis. On August 4, 2014, Merger Sub accepted for payment all such Shares validly tendered and not properly withdrawn pursuant to the Offer on or prior to the Expiration Date, and on August 5, 2014, payment for such Shares was made to the depositary, which is acting as agent for tendering stockholders for the purpose of receiving payments for tendered Shares and transmitting such payments to tendering stockholders whose Shares have been accepted for payment, in accordance with the terms of the Offer.

On August 5, 2014, as a result of its acceptance of, and payment for, the Shares tendered in the Offer, Merger Sub acquired a sufficient number of Shares to complete the merger of Merger Sub with and into the Company (the “Merger”) without a vote of the stockholders of the Company pursuant to Section 251(h) of the General Corporation Law of the State of Delaware (the “DGCL”). Accordingly, following consummation of the Offer, Parent and Merger Sub effected the Merger pursuant to Section 251(h) of the DGCL. In the Merger, each Share that was issued and outstanding immediately prior to the effective time of the Merger (other than (i) Shares owned by Parent, the Company or any of their respective direct or indirect wholly owned subsidiaries and, in each case, not held on behalf of third parties, and (ii) Shares owned by stockholders who have properly demanded and not withdrawn a demand for, or lost their right to, appraisal pursuant to Section 262 of the DGCL with respect to such Shares) was converted into the right to receive the Offer Price, at the effective time of the Merger.

Item 2.01	Completion of Acquisition or Disposition of Assets.

As described in the Introductory Note above, on August 4, 2014, Merger Sub accepted for payment all Shares validly tendered and not properly withdrawn pursuant to the Offer on or prior to the Expiration Date and on August 5, 2014, paid for such Shares. Shortly thereafter, the Merger was completed pursuant to Section 251(h) of the DGCL, with no stockholder vote required to consummate the Merger. At the effective time of the Merger, the Company became a wholly owned subsidiary of Parent. As a result, a change of control of the Company occurred.

The information contained in the Introductory Note of this Current Report on Form 8-K is incorporated by reference into this Item 2.01. The foregoing description of the Merger is qualified in its entirety by reference to the Merger Agreement, a copy of which is attached to this Current Report on Form 8-K as Exhibit 2.1 and is incorporated herein by reference.

Item 3.01	Notice of Delisting or Failure to Satisfy a Continuing Listing Rule or Standard; Transfer of Listing.

On August 5, 2014, in connection with the consummation of the Offer and the Merger, the Company (i) notified the NASDAQ Stock Market (“NASDAQ”) of the consummation of the Merger and (ii) requested that NASDAQ file with the SEC a Form 25 Notification of Removal from Listing and/or Registration to delist and deregister the Shares under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Trading of Shares on the NASDAQ was suspended as of the close of trading on August 5, 2014. The

Company also intends to file with the SEC a Form 15 requesting that the Company’s reporting obligations under Section 13 and 15(d) of the Exchange Act be suspended.

Item 3.03	Material Modification to Rights of Security Holders.

The information contained in the Introductory Note and Items 2.01 and 5.03 of this Current Report on Form 8-K is incorporated by reference into this Item 3.03.

Item 5.01	Change in Control of Registrant.

The information contained in the Introductory Note and Items 2.01 and 5.03 of this Current Report on Form 8-K is incorporated by reference into this Item 5.01.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In connection with the Merger and as contemplated by the Merger Agreement, each of Ronald C. Renaud, Jr., Wayne T. Hockmeyer, Thomas R. Hodgson, Tamar D. Howson, Denise Pollard-Knight, Charles A. Rowland, Jr. and Michael Wyzga tendered their respective resignations as directors from the Company’s board of directors (the “Board”) and from all committees of the Board on which such directors served, effective as of the effective time of the Merger.

In accordance with the terms of the Merger Agreement, the directors of Merger Sub at the effective time of the Merger were appointed as directors of the Company from and after the effective time of the Merger.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

In connection with the consummation of the Merger, the Company’s certificate of incorporation, as amended or restated, and its bylaws, as amended or restated, were each amended and restated in their entirety at the effective time of the Merger to be identical to the certificate of incorporation and bylaws of Merger Sub as in effect immediately prior to the effective time of the Merger. Copies of the certificate of incorporation and bylaws of the Company are filed as Exhibits 3.1 and 3.2 hereto and are incorporated by reference into this Item 5.03.

Item 9.01	Exhibits.

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of June 8, 2014, by and among the Company, Merck & Co., Inc. and Imperial Blue Corporation (incorporated by reference to Exhibit 2.1 to the Form 8-K filed by the Company with the Securities and Exchange Commission on June 9, 2014).

3.1	Restated Certificate of Incorporation of Idenix Pharmaceuticals, Inc.

3.2	Third Amended and Restated Bylaws of Idenix Pharmaceuticals, Inc.

SIGNATURE

Pursuant to the requirements of the Exchange Act, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

IDENIX PHARMACEUTICALS, INC.

Date: August 5, 2014	By:	/s/ Maria Stahl
	Name:	Maria Stahl
	Title:	Senior Vice President and General Counsel

EXHIBIT INDEX

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of June 8, 2014, by and among the Company, Merck & Co., Inc. and Imperal Blue Corporation (incorporated by reference to Exhibit 2.1 to the Form 8-K filed by the Company with the Securities and Exchange Commission on June 9, 2014).

3.1	Restated Certificate of Incorporation of Idenix Pharmaceuticals, Inc.

3.2	Third Amended and Restated Bylaws of Idenix Pharmaceuticals, Inc.